UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

Lithia Motors, Inc.
(Exact Name of Registrant as specified in its charter)

Oregon	0-21789	93 - 0572810
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

360 E. Jackson Street
Medford, Oregon 97501
(Address of Principal Executive Office)

Registrant's telephone number including area code 541-776-6868

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

         From time to time, Lithia Motors makes presentations to investor conferences or investor groups. The current version of its presentation is attached as Exhibit 99. All of the information in the presentation, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
(99) Presentation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date: March 8, 2005	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

LITHIA

March 2005

Before we begin, ...

…the Company wants you to know that this presentation includes forward looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation economic conditions, acquisition risk factors and others set forth from time to time in the Company's filings with the SEC.

The Beginning… “Since 1946”

“Lithia” – It’s the water



BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
US ROYAL TIRES
Ford
HOTEL

1947 Photo

LITHIA

Lithia - The Industry Operator

87 Store Locations


11
16
11
6
7
6
2
3
7
1
1
9
7

- I.P.O. in Dec. 1996 - 5 Stores
- 87 Stores in 13 states
- $2.7Bn revenues in 2004
- The 8th largest U.S. auto retailers
- 20% E.P.S. CAGR
- Target 15-20% long-term E.P.S. growth

Balanced Regional Revenue (13 States)


Percent Share of Revenues by Region
(Pro-Forma for All Announced Acquisitions)
Neb. 6%
OK 1%
NM 1%
S.D. 3%
Nevada 6%
Idaho 7%
MT 6%
AK 6%
Colorado 8%
Texas 13%
California 15%
Washington 12%
Oregon 16%

As of 3/1/05

Capital Summary

➢ Equity Raised in Offerings:	$144 Million
➢ Retained Earnings through 2004:	$187 Million
➢ **Total Equity (raised + retained)**	**$331 Million**
➢ Convertible Debt – April 2004	$82.5 Million

LITHIA

Internally Driven Growth Potential

Free Cash Flow & Same Store Sales

Internally-Funded Acquisition Growth (Free Cash Flow):	10%
Same-Store Growth:	5%
Total Internal Growth Potential:	15%

LITHIA

Quarterly Dividend for 4Q 2004

- $0.08 Quarterly Dividend – raised from $0.07
- Payable March 14 to shareholders of record February 28
- Now advantageous from a tax perspective
- First in our sector to offer a dividend
  - Strong Cash Flows
  - Strong Balance Sheet **(20% LT/Debt to Cap. Ratio - excluding cash, used vehicle flooring and real estate)**
  - Will not materially affect growth plans

Valuation - Lithia

➢ Share Price Offering (1996)	$11.00
➢ P/E (1997 Earnings: $0.87)	12.6x
➢ Book Value (1996)	$4.22
➢ Price/Book	2.6x

➢ Share Price (2/28/05)	$26.27
➢ Forward P/E (2005 Estimate - $2.27)	11.6x
➢ Book Value (2004)	$21.62
➢ Price/Book	1.2x

LITHIA

Strong Industry Dynamics

Huge and Fragmented Industry

Nearly $1 Trillion Market



Finance &
Insurance
Service &
Parts
$10Bn
$380Bn
$375Bn
New
Vehicle
$372Bn
Used
Vehicle

Highly Fragmented Sector



% of Sales
Top 100
Dealer
Groups
Public
groups
7%
17%
83%
All Other Dealers

Source: Automotive News Data Center 2003

LITHIA

Stable Profitability

- Manufacturer incentives
- 50%+ variable costs
- Multiple brands
- Diversified profit sources

Updated through 2003



Historical Pre-Tax Margins
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0)%
(4.0)%
(6.0)%
(8.0)%
(10.0)%
1979
1986
1993
2000
Auto Retailers
Big 3
Auto Retailers
Big 3

Big 3: GM and Ford North American Operations
DCX only provides operating margin data

Source: MSDW and NADA

LITHIA

Strong Underlying Sector Dynamics

- Unique Franchise Relationships
- Tremendous manufacturer support
- Protected trade areas
- Counter-cyclical business lines; Gross margins historically improve in a downturn
- Involved in 100% of the product cycle
  - Sale and trade-in of new/used vehicles
  - Repair/Service of new/used vehicles
  - Finance/Warranty of new/used vehicles

Operations

Proven Execution of the Original Lithia Business Model

- Specialized operational support teams
- Common Computer System - Intranet
  - Centralized in Medford, OR
- Fully Integrated Sales Systems
- Common practices in all stores - uniform MIS
- Standardized asset management tools
- Platform building instead of buying
- Market specific Micro economies of scale

Human Development

- We want to develop and grow our own employees
  - Encourage and provide opportunities for employee growth – at every level

AMP – Accelerated Management Program

- Opportunities for new employees and college graduates
  - Internships provide real life experience
  - Career paths for high potential individuals
    - Defined timeline for advancement
    - Earnings Potential
    - Job Expectations

LITHIA

AMP – Opportunities for current employees

- Store Advancement Program
  - Mentoring
  - Preparation for future management roles
- Management Training
  - Designed for new managers
  - Provides the tools and direction for future success
- Senior Leadership Program
  - Designed for strong managers – involves short-term travel
  - Training, go-to person, outside experience
- Interim Manager Program
  - Designed for our best managers
  - Preparation for promotion to the next level
  - Involves longer-term travel to gain extensive experience

LITHIA

Macro Economies of Scale

- Largest Dealer Group – highest margins in the sector
- Top Management spread over a large base
- Major Supplier Contracts
- Payroll & Accounting Services
- Lower Floorplan Expense
- Computer & Internet Services
- Advertising Expense
- Insurance

Diversified Businesses Drive Profitability


% of Sales
Service, Body & Parts
F&I
4%
11%
27%
58%
Used Vehicles
New Vehicles


% of Gross Profit(1)
F&I
22%
27%
New Vehicles
30%
21%
Service Parts & Body Shop
Used Vehicles

Full-Year 2004

Note: GPM: Gross Profit Margin
(1) Excludes fleet sales with 0.3% of revenues and 0.3% of gross profit.

LITHIA

Sector Operating Margins



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.9%
AN
3.5%
LAD
3.0%
SAH
2.7%
UAG
2.7%
ABG
1.8%
GPI
AN LAD SAH UAG ABG GPI

Full-Year 2004

Source: Company Press Releases

LITHIA

High Margin Revenues


100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
7.8%
14.3%
35.4%
45.3%
S/B/P: 48.1%
67.9%
100%
New Retail
Used Retail
Parts
Body Shop
Service
F&I

Full-Year 2004 Gross Margins

New Vehicles

New Vehicles - Increase Market Share

- Franchise - 79% in exclusive markets or with dominant market position
- Leverage manufacturers' new vehicle incentives, rebates and advertising
- Units in Operation drive profitable sales of other product lines
- Helps ensure future acquisition opportunities

LITHIA

Promo Pricing – Drives New Vehicle Sales

- Low price on popular makes and models
- Low price on a large selection of vehicles (not just 1!)
- Options the customer wants at an affordable and competitive price
- Clear and understandable pricing which includes rebates
- Reduces haggling and speeds up the sales process

New Vehicle Margins


8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
8.5%
UAG
7.8%
LAD
7.3%
SAH
7.1%
GPI
7.1%
AN
6.6%
ABG
UAG LAD SAH GPI AN ABG

Full Year 2004

Source: 4Q Earnings Press Release

LITHIA

New Vehicle Revenue by Brand



Honda
3%
Subaru
2%
Nissan
3%
VW/Audi
2%
Other
2%
Hyundai
3%
BMW
4%
Toyota
8%
Chrysler/Dodge/
Jeep
40%
Ford
Lincoln/Mercury
9%
General Motors
(Chevy, Saturn,
Cadillac & Hummer)
24%

Full-Year 2004

LITHIA

Used Vehicles

Used Vehicles - Lithia's Advantages

- Higher gross margins than new
- Centralized purchasing of late model vehicles
- Margins improving (since 1Q'03)
- More stable than new in recessions
- Regionalized wholesale auctions of unwanted trades
    - Wholesale profits - 6 consecutive quarters

Promo Pricing – Drives Used Vehicle Sales

- $99 dollars down delivers!
- Vehicles grouped by price and payment level
- Clear and understandable pricing which includes warranty
- Reduces haggling and speeds up the sales process
- Resolves the biggest issues for salespeople and the customer!
  - Price
  - Down Payment
  - Monthly Payment

Used Vehicle Margins


14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.3%
12.2%
11.4%
10.4%
8.8%
8.8%
LAD
GPI
AN
SAH
UAG
ABG

Full-Year 2004

LAD GPI AN SAH UAG ABG

Source: Company Press Release

LITHIA

Finance & Insurance

LITHIA

Maximizing the F&I Opportunity

Non-Recourse Business


F&I Penetration
90%
80%
70%
60%
50%
40%
77%
57%
Sector Leader
Target
2004
NADA Avg.


F&I per Vehicle ($)
1,000
900
800
700
600
500
400
300
$1,031
$438
Sector Leader
Target
2004
NADA Avg.

LITHIA

Finance & Insurance

- Automatic Sale: without significant expense
  - Financing, Lifetime Oil, Service Contracts, Other
- 95% of the customers finance
  - Lithia penetration rate 77% (FY 2004)
- Increase staffing
- Fixed pricing and uniform practices
- Competitive financing - good for the customer

Parts/Service & Body Shop

Parts/Service & Body Shop

Stable and Less-cyclical

- Absorbs significant amount of dealership fixed costs
- Exclusive manufacturer warranty and service contracts
- Variable pricing structure
- Lifetime oil contracts — 36% of all sales customers
- Maintains customer loyalty
- 48.0% Gross margins
- Grow Body Shops by 5% annually

Improvements in Gross Margin



50.0%
45.0%
40.0%
35.0%
30.0%
44.8%
44.9%
46.5%
48.0%
47.2%
48.1%
1999
2000
2001
2002
2003
2004
Parts & Service Gross Margin

LITHIA

Internet - Overlaying it all


LITHIA.COM
AMERICA'S CAR & TRUCK STORE
Since 1946
Investor Relations
Stores
Employment
Contact Us
Inventory & Research
About Lithia
Driving America
Looking for Directions to your new car?
ONLY
ONLY
Searching our website for new and preowned vehicles is easy. You will get all the details you need on our in-stock vehicles. Just select a state below to get started.
Select a State:
Alaska
search now
What's Hot @ LITHIA.com
Latest Press Release
Driving America Ad
Brands @ Lithia.com
audi
chrysler
cadillac
mercedes
chevrolet
dodge
ford
gmc
honda
hyundai
kia
lincoln
mazda
mercury
nissan
saturn
isuzu
subaru
toyota
vw
suzuki
jeep
hummer
volvo

- CRM partnership with ADP
- Vehicle and Price Research
- "Right Relationship 360" system for customer management and retention
- Internet Lead Management
- Showroom Control
- Data mining, management reporting
- Enhanced E-commerce capabilities

Acquisition Strategy

Acting on the Opportunity

70 Current Target Markets West of the Mississippi


87 Current Locations

LITHIA

Successful Acquisition Strategy

- Consistent Acquisition Growth
- Goal: Average at least 15% a year in annualized revenues to existing revenue base.
- When the economy softens we see more and better acquisition opportunities
- Acquisition/Operation strategy is manufacturer friendly
- 2005 YTD - $110 Million in acquired revenues



Acquisition History
($ in Millions)
$500
$400
$300
$200
$100
$0
$254
$343
$455
$330
$343
2000
2001
2002
2003
2004

LITHIA

Industry Ripe for Acquisitions by Lithia

- Exit strategy for retirement
- No clear succession plan
- Increasing capital requirements
- Manufacturers desire best practices/efficiencies
- Weak recent economic environment
- Time to buy is now - greater availability of stores



"Average Dealer"

LITHIA

Our Differentiated Acquisition Approach

- Focus on average operators with major brands
- Unique market focus
  - Regional focus - 79% in dominant/exclusive markets
  - Select metro opportunities
- Requires significant investment in infrastructure
  - Integration Teams & Uniform Systems

LITHIA

Our Opportunity

21,650 independent stores operated by 14,000 dealers



Optimal Acquisition Target Zone
75% (16,240 stores)
30%
25%
20%
15%
10%
5%
0%
2%
5%
26%
27%
22%
11%
7%
Below 1% Loss
0-1% Loss
0-1%
1-2%
2-3%
3-4%
Above 4%
NADA Pre-Tax Margins

Source: National Automobile Dealers Association

LITHIA

Disciplined Acquisition Profiling

Discipline

- Pay 3.0x-5.0x trailing; 2.0-3.0x forward EBITDA
- Target minimum 15% ROIC
- Accretive transactions
- Experienced M&A team
- Apply the Lithia business model
- Cash purchases

LITHIA

Case Study: Omaha Ford

2004 vs. 2003

- Benefits of getting the right management and Lithia's systems in place!
- Total Retail Sales +14.2%
- Gross Profit Margin: 18.8% vs. 17.0%
- Total SG&A Margin: 14.0% vs. 18.1%
- Pre-Tax Margin: 4.2% vs. -2.3%
- Gross Profit New/Unit: + $351 (875 vs. 801 units)
- Gross Profit Used/Unit: + $241 (985 vs. 686 units)
- F & I per Retail Unit: + $290 ($1,050 vs. $760)

LITHIA

Build vs. Buy



45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
Goodwill as % Total Assets
36%
35%
32%
29%
22%
19%
SAH
UAG
AN
GPI
ABG
LAD

AN & ABG (First 9 mo. 2004) Others (FY 2004)

LITHIA

Disciplined Acquisition Strategy



Total Stores
100
90
80
70
60
50
40
30
20
10
0
7
86
10
37% average annual store growth
1996
1997
1998
1999
2000
2001
2002
2003
2004

LITHIA

10 - Year Revenue Growth @ 15%

$ in Billions


13.0
11.0
9.0
7.0
5.0
3.0
1.0
Revenues
28% CAGR
0.14
0.32
0.71
1.14
1.56
$1.87
2.27
2.53
2.75
11.11
1996
1997
1998
1999
2000
2001
2002
2003
2004
2014

LITHIA

Financial Review

Same-Store Sales Growth Rates (7-Year)

New Retail
+5.8%

Used Vehicle
-1.5%

Total
3.1%

Finance
and Insurance
+6.2%

Parts & Service
+1.9%

LITHIA

2004 Performance

LAD

REVENUES
+9%

SAME STORE
GROSS PROFIT +1.9%

OPERATING PROFITS
+21%

SAME STORE
SALES -2.7%

EPS
+16%

NET PROFITS
+20%

Strong Annual Revenue Growth

$ in Millions



Revenues ($MM)
2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
45% CAGR
$143
$320
$715
$1,141
$1,555
$1,873
$2,271
$2,514
$2,746
1996
1997
1998
1999
2000
2001
2002
2003
2004

LITHIA

Net Income Growth



$ in Thousands
Net Income ($MM)
40,000
30,000
20,000
10,000
0
42% CAGR
$2,606
$5,959
$10,789
$19,174
$24,313
$21,754
$32,316
$35,637
$42,573
1996
1997
1998
1999
2000
2001
2002
2003
2004

LITHIA

Earnings Per Share Growth



E.P.S. ($)
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
$0.52
$0.82
$1.14
$1.60
$1.76
$1.60
$1.84
$1.92
$2.22*
20% CAGR
1996
1997
1998
1999
2000
2001
2002
2003
2004

*Excludes convertible notes

LITHIA

Conclusion

Lithia's Mission…

TO BE THE PREFERRED PROVIDER OF CARS AND TRUCKS AND RELATED SERVICES IN NORTH AMERICA

Vision Statement – what we are striving to be…

- Lithia envisions the future, develops and embraces a strategic plan, and ensures the success of the plan.
- We strive for strong, sustainable and profitable growth.
- We speak a common language and execute best-in-class processes in all of our operations.
- We have dynamic and dedicated leadership committed to the standards and mission of Lithia.
- We provide opportunities for our people to excel and grow in a positive, respectful work environment.
- Our customers choose us because of our professionalism, consistency, and the extra effort we make to serve them.
- Our investors choose us because we are a sound investment.
- We hold ourselves to the highest ethical standards in how we treat our customers, our stakeholders and each other.

LITHIA

LITHIA